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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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       Date of Report (Date of Earliest Event Reported): February 24, 1999


                         SANTA FE ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)




           Delaware                       1-7667                 36-2722169
 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              1616 South Voss Road
                                 Suite No. 1000
                              Houston, Texas 77057
               (Address of principal executive offices) (Zip Code)



                                 (713) 507-5000
              (Registrant's telephone number, including area code)





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Item 5.  Other Events
         Santa Fe Energy Resources, Inc. (the "Company") has determined that the date of the Company's 1999 Annual Meeting of Stockholders will not be May 11, 1999, as previously announced, due to the timing of the Company's Special Meeting of Stockholders in connection with the proposed acquisition by the Company of the outstanding stock of Snyder Oil Company. The Company will announce the new date of the Annual Meeting when it has been determined by the Company's Board of Directors.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SANTA FE ENERGY RESOURCES, INC.



                                          By:   /s/ Mark A. Older
                                                Mark A. Older
                                                Corporate Secretary

Date: February 24, 1999


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